Exhibit 10.1

SECOND AMENDMENT

SECOND AMENDMENT, dated as of March 31, 2010 (this “Amendment”), to the Credit Agreement dated as of March 13, 2009 (as modified by that certain Resignation, Waiver, Consent and Appointment Agreement dated as of March 31, 2009, the Waiver, dated as of September 30, 2009, and the First Amendment, dated as of December 30, 2009, the “Credit Agreement”) among American Apparel, Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), the Facility Guarantors from time to time party thereto, Wilmington Trust FSB, in its capacity as Administrative Agent and in its capacity as Collateral Agent thereunder, and the Lenders from time to time party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth in this Amendment; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth in this Amendment; NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the undersigned hereby agree as follows: I. Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

II. Amendments to Credit Agreement. a. Amendment to Section 5.01 of the Credit Agreement. Clause (h) of Section 5.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “(h) On or prior to April 30, 2010, a revised detailed, Consolidated budget by month for the Fiscal Year ending December 31, 2010 and shall include a projected Consolidated income statement, balance sheet, and statement of cash flow, by month;” b. Amendment to Section 6.11 of the Credit Agreement. Section 6.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows: “SECTION 6.11 Financial Covenant.

Total Debt to Consolidated EBITDA. The Borrower will not permit Total Debt to Consolidated EBITDA as of the last day of any four consecutive Fiscal Quarters to be greater than the ratio set forth below opposite the last day of such period:

FOUR FISCAL QUARTER TOTAL DEBT TO

PERIOD ENDING CONSOLIDATED EBITDA

March 31, 2010 2.00 to 1.00

June 30, 2010 1.90 to 1.00

September 30, 2010 1.65 to 1.00

December 31, 2010 1.60 to 1.00

March 31, 2011 1.55 to 1.00

June 30, 2011 1.45 to 1.00

September 30, 2011 1.35 to 1.00

December 31, 2011 and 1.25 to 1.00”

thereafter

c. Amendment to Section 9.04 of the Credit Agreement. Clause (b) of Section 9.04 of the Credit Agreement is hereby amended by adding the following new sentence immediately after the first sentence thereof: “Notwithstanding the foregoing, the consent of the Borrower for any assignment by any Lender under this Section 9.04(b) shall not be required if (i) such assignment occurs on or after May 15, 2010 and prior to August 15, 2010 and Total Debt to Consolidated EBITDA as of March 31, 2010 exceeds 1.75 to 1.00 and (ii) such assignment occurs on or after August 15, 2010 and prior to November 15, 2010 and Total Debt to Consolidated EBITDA as of June 30, 2010 exceeds 1.70 to 1.00.” III. Conditions Precedent to the Effectiveness of this Amendment.

(a) This Amendment shall become effective as of, and with effect from, the date (the “Effective Date”) on which the Borrower and the Required Lenders shall have duly executed and delivered to the Administrative Agent this Amendment.

(b) All corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Required Lenders, which satisfaction shall be evidenced by the execution and delivery by the Required Lenders of this Amendment.

(c) Each of the representations and warranties contained in Section IV (Representations and Warranties) of this Amendment shall be true and correct.

(d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement as amended by this Amendment or any other Loan Document.

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IV. Representations and Warranties. On and as of the date hereof and as of the Effective Date, the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders as follows: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Facility Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and the other Loan Documents and constitutes the legal, valid and binding obligation of the Borrower and each Facility Guarantor, enforceable against the Borrower and each Facility Guarantor in accordance with its terms; (b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case as if made on and as of such date except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the amendments set forth herein; (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement as amended hereby or any Loan Document.

V. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Effective Date. This Amendment is a Loan Document.

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VI. Consent of Facility Guarantors. Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

VII. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Lenders for their respective reasonable out-of-pocket expenses incurred in connection with this Amendment (including the reasonable fees, disbursements and other charges of Simpson Thacher & Bartlett LLP).

VIII. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IX. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.

X. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

XI. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Facility Guaranty.

XII. Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

XIII. Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

XIV. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

XV. Submission to Jurisdiction. Each Loan Party agrees that any suit for the enforcement of this Amendment may be brought in the federal or state courts of the State of New York as the Lenders may elect in their sole discretion and consents to the non-exclusive jurisdiction of such courts. Each party to this Amendment hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment against a Loan Party or its properties in the courts of any jurisdiction.

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[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN APPAREL, INC.,

as Borrower

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

President & CEO

[Signature Page to Second Amendment]

AMERICAN APPAREL (USA), LLC, as

Facility Guarantor

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

Sole Manager

[Signature Page to Second Amendment]

FRESH AIR FREIGHT, INC., as Facility Guarantor

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

President & CEO

[Signature Page to Second Amendment

AMERICAN APPAREL, LLC, as Facility Guarantor

By: American Apparel (USA), LLC, it Sole Member

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

Sole Manager

[Signature Page to Second Amendment)

KCL KNITTING, LLC, as Facility Guarantor

By: American Apparel (USA), LLC, it Sole Member

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

Sole Manager

[Signature Page to Second Amendment)

AMERICAN APPAREL RETAIL, INC., as

Facility Guarantor

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

President & CEO

[Signature Page to Second Amendment]

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:

Name:

Title:

/s/ Dov Charney

Dov Charney

President & CEO

[Signature Page to Second Amendment]

LION CAPITAL (AMERICAS) INC., as Lender

By:

Name:

Title:

/s/ JACOB CAPPS

JACOB CAPPS

PRESIDENT

[Signature Page to Second Amendment]

LION/HOLLYWOOD L.L.C., as Lender

By:

Name:

Title:

/s/ JACOB CAPPS

JACOB CAPPS

President

[Signature Page to Second Amendment]

WILMINGTON TRUST FSB, as

Administrative Agent and Collateral Agent

By:

Name:

Title:

/s/ BORIS TREYGER

BORIS TREYGER

VICE PRESIDENT

[Signature Page to Second Amendment]